Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Second Quarter - 2005

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Second Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Second Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Invested Assets and Net Investment Income; Debt; Balance Sheet Impact of Commutations - Run-off Operations	8

Segment Information:
Statements of Operations - Consolidating - Year-to-date	9 - 10
Statements of Operations - Consolidating - Second Quarter	11 - 12
Statements of Operations - PMA Insurance Group	13
Insurance Ratios - PMA Insurance Group	14
Statements of Operations - Run-off Operations	15
Statements of Operations - Corporate & Other	16

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	17
Operating Cash Flows - PMA Insurance Group	18
Operating Cash Flows - Run-off Operations	19

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	20

Other Information:
Industry Ratings and Market Information	21

Legend:
NM - Not Meaningful
NA - Not Applicable

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments. Accordingly, we report operating income (loss) by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our management and Board of Directors use operating income (loss) as the measure of financial performance for our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of  operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2004	2004	2004	2005	2005	Quarter

Net Premiums Written by Segment:
PMA Insurance Group	$81,962	$97,637	$62,910	$105,474	$82,103	0.2%
Run-off Operations	(78,864)	(13,884)	(5,974)	4,929	1,504	NM
Corporate & Other	(225)	(186)	(264)	(194)	(220)	2.2%
Net premiums written	$2,873	$83,567	$56,672	$110,209	$83,387	NM

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$2,809	$3,537	$261	$6,612	$4,941	75.9%
Run-off Operations	624	(2,115)	(1,946)	(29,646)	1,133	81.6%
Corporate & Other	(5,506)	(4,982)	(5,423)	(6,167)	(5,721)	-3.9%
Pre-tax operating income (loss)	(2,073)	(3,560)	(7,108)	(29,201)	353	NM
Net realized investment gains (losses)	2,248	3,515	(7,870)	2,983	(265)	NM
Pre-tax income (loss)	175	(45)	(14,978)	(26,218)	88	-49.7%
Income tax expense (benefit)	111	29	(4,665)	(5,667)	71	-36.0%
Net income (loss)	$64	$(74)	$(10,313)	$(20,551)	$17	-73.4%
After-tax operating income (loss)	$(1,397)	$(2,359)	$(5,198)	$(22,490)	$189	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$-	$-	$(0.33)	$(0.65)	$-	NM
Less the impact of:
Realized gains (losses) after tax	0.04	0.08	(0.16)	0.06	(0.01)	NM
After-tax operating income (loss)	$(0.04)	$(0.08)	$(0.17)	$(0.71)	$0.01	NM

Capitalization:
Debt	$187,566	$187,566	$214,467	$211,769	$211,853	12.9%
Shareholders' equity excluding FAS 115 unrealized gain	443,634	442,797	431,828	412,349	412,330	-7.1%
Total capitalization excluding FAS 115 unrealized gain	631,200	630,363	646,295	624,118	624,183	-1.1%
FAS 115 unrealized gain	29	15,350	13,623	1,539	17,266	NM
Total capitalization including FAS 115 unrealized gain	$631,229	$645,713	$659,918	$625,657	$641,449	1.6%

Book Value Per Share:
Excluding FAS 115 unrealized gain	$14.00	$13.98	$13.63	$12.95	$12.93	-7.6%
Including FAS 115 unrealized gain	$14.00	$14.46	$14.06	$13.00	$13.47	-3.8%

Debt to Total Capital:
Excluding FAS 115 unrealized gain	29.7%	29.8%	33.2%	33.9%	33.9%	14.1%
Including FAS 115 unrealized gain	29.7%	29.0%	32.5%	33.8%	33.0%	11.1%

Interest Coverage:
Income before interest and income taxes
to interest expense	1.06	0.98	NM	NM	1.02	-3.5%

Operating income before interest and income
taxes to interest expense	0.30	NM	NM	NM	1.09	263.3%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Six	Six	% Change
	Months	Months	Six
	2005	2004	Months

Net Premiums Written by Segment:
PMA Insurance Group	$187,577	$217,248	-13.7%
Run-off Operations	6,433	(55,502)	NM
Corporate & Other	(414)	(375)	-10.4%
Net premiums written	$193,596	$161,371	20.0%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$11,553	$9,368	23.3%
Run-off Operations	(28,513)	9,570	NM
Corporate & Other	(11,888)	(10,818)	-9.9%
Pre-tax operating income (loss)	(28,848)	8,120	NM
Net realized investment gains	2,718	10,848	-74.9%
Pre-tax income (loss)	(26,130)	18,968	NM
Income tax expense (benefit)	(5,596)	6,751	NM
Net income (loss)	$(20,534)	$12,217	NM
After-tax operating income (loss)	$(22,301)	$5,166	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.65)	$0.36	NM
Less the impact of:
Realized gains after tax	0.06	0.19	-68.4%
After-tax operating income (loss)	$(0.71)	$0.17	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2004	2005	2005	2005	2004

Diluted Earnings (Loss) Per Share:

Net income (loss)	$-	$-	$(0.33)	$(0.65)	$-	$(0.65)	$0.36

Pre-tax operating income (loss)	$(0.07)	$(0.11)	$(0.23)	$(0.93)	$0.01	$(0.91)	$0.27

After-tax operating income (loss)	$(0.04)	$(0.08)	$(0.17)	$(0.71)	$0.01	$(0.71)	$0.17

Diluted weighted average common
shares outstanding	31,741,827	31,350,825	31,350,825	31,393,684	32,015,127	31,559,468	36,798,188

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,692,351	31,681,751	31,676,851	31,835,136	31,885,541	31,885,541	31,692,351

Class A Common Stock prices:
High	$9.13	$9.16	$10.85	$10.65	$9.00	$10.65	$9.13
Low	$6.01	$5.70	$6.74	$7.05	$5.91	$5.91	$4.78
Close	$9.00	$7.55	$10.35	$8.00	$8.83	$8.83	$9.00

This Page Intentionally Left Blank

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2004	2004	2004	2005	2005	Quarter

Gross Premiums Written	$24,449	$100,013	$69,940	$121,313	$95,069	288.8%

Net Premiums Written	$2,873	$83,567	$56,672	$110,209	$83,387	NM

Revenues:
Net premiums earned	$118,348	$104,210	$89,758	$87,723	$88,720	-25.0%
Net investment income	14,807	13,238	12,142	11,712	12,542	-15.3%
Net realized investment gains (losses)	2,248	3,515	(7,870)	2,983	(265)	NM
Other revenues	5,872	5,881	12,125	6,192	4,939	-15.9%
Total revenues	141,275	126,844	106,155	108,610	105,936	-25.0%

Expenses:
Losses and loss adjustment expenses	87,471	80,706	70,189	93,988	63,261	-27.7%
Acquisition expenses	24,968	24,087	18,935	18,671	17,983	-28.0%
Operating expenses	24,755	18,318	20,735	17,698	18,802	-24.0%
Dividends to policyholders	946	805	1,819	502	1,762	86.3%
Interest expense	2,960	2,973	3,482	3,969	4,040	36.5%
Loss on debt exchange	-	-	5,973	-	-	NM
Total losses and expenses	141,100	126,889	121,133	134,828	105,848	-25.0%

Pre-tax income (loss)	175	(45)	(14,978)	(26,218)	88	-49.7%

Income tax expense (benefit):
Current	64	(117)	(272)	-	-	NM
Deferred	47	146	(4,393)	(5,667)	71	51.1%

Total income tax expense (benefit)	111	29	(4,665)	(5,667)	71	-36.0%

Net income (loss)	$64	$(74)	$(10,313)	$(20,551)	$17	-73.4%

Pre-tax operating income (loss)	$(2,073)	$(3,560)	$(7,108)	$(29,201)	$353	NM

After-tax operating income (loss)	$(1,397)	$(2,359)	$(5,198)	$(22,490)	$189	NM

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	Six	Six	% Change
	Months	Months	Six
	2005	2004	Months

Gross Premiums Written	$216,382	$182,309	18.7%

Net Premiums Written	$193,596	$161,371	20.0%

Revenues:
Net premiums earned	$176,443	$324,617	-45.6%
Net investment income	24,254	31,565	-23.2%
Net realized investment gains	2,718	10,848	-74.9%
Other revenues	11,131	12,695	-12.3%
Total revenues	214,546	379,725	-43.5%

Expenses:
Losses and loss adjustment expenses	157,249	229,661	-31.5%
Acquisition expenses	36,654	72,203	-49.2%
Operating expenses	36,500	50,619	-27.9%
Dividends to policyholders	2,264	2,375	-4.7%
Interest expense	8,009	5,899	35.8%
Total losses and expenses	240,676	360,757	-33.3%

Pre-tax income (loss)	(26,130)	18,968	NM

Income tax expense (benefit):
Current	-	389	NM
Deferred	(5,596)	6,362	NM

Total income tax expense (benefit)	(5,596)	6,751	NM

Net income (loss)	$(20,534)	$12,217	NM

Pre-tax operating income (loss)	$(28,848)	$8,120	NM

After-tax operating income (loss)	$(22,301)	$5,166	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2005	2005

Assets:
Investments in fixed maturities available for sale	$1,469,027	$1,381,788	$1,304,086	$1,283,406	$1,256,169
Short-term investments	88,664	98,761	123,746	60,325	61,058
Short-term investments, loaned securities collateral	129,999	96,606	-	102,620	90,114
Total investments	1,687,690	1,577,155	1,427,832	1,446,351	1,407,341

Cash	66,100	48,046	35,537	49,921	30,464
Accrued investment income	17,913	16,407	15,517	15,188	14,147
Premiums receivable	249,112	219,111	197,831	208,748	183,713
Reinsurance receivables	1,210,765	1,170,004	1,142,552	1,129,507	1,129,857
Deferred income taxes	88,250	80,541	86,501	98,714	90,301
Deferred acquisition costs	41,321	37,800	31,426	35,138	34,655
Funds held by reinsureds	107,804	134,978	142,064	146,674	150,078
Other assets	248,578	219,536	174,725	167,200	169,028
Total assets	$3,717,533	$3,503,578	$3,253,985	$3,297,441	$3,209,584

Liabilities:
Unpaid losses and loss adjustment expenses	$2,292,281	$2,179,900	$2,111,598	$2,077,599	$2,005,386
Unearned premiums	216,155	193,221	158,489	177,415	175,025
Debt	187,566	187,566	214,467	211,769	211,853
Accounts payable, accrued expenses
and other liabilities	277,457	254,467	196,744	196,875	188,042
Funds held under reinsurance treaties	162,293	127,239	121,234	112,712	105,572
Dividends to policyholders	8,121	6,424	5,977	4,580	3,992
Payable under securities loan agreements	129,997	96,614	25	102,603	90,118
Total liabilities	3,273,870	3,045,431	2,808,534	2,883,553	2,779,988

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	109,331	109,331	109,331
Retained earnings	223,442	223,519	213,313	189,787	189,109
Accumulated other comprehensive income (loss)	(13,160)	885	(1,959)	(14,116)	1,377
Notes receivable from officers	(59)	-	-	-	-
Treasury stock, at cost	(45,261)	(45,474)	(45,573)	(41,752)	(40,734)
Unearned restricted stock compensation	(1,720)	(1,204)	(751)	(452)	(577)
Total shareholders' equity	443,663	458,147	445,451	413,888	429,596
Total liabilities and shareholders' equity	$3,717,533	$3,503,578	$3,253,985	$3,297,441	$3,209,584

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2004	2005	2005	2005	2004

Total Investments & Cash
As reported	$1,753,790	$1,625,201	$1,463,369	$1,496,272	$1,437,805	$1,437,805	$1,753,790
Less:
Securities lending activity	129,997	96,614	25	102,603	90,118	90,118	129,997
Unrealized gain	45	23,615	20,958	2,368	26,563	26,563	45
Total adjusted investments & cash	$1,623,748	$1,504,972	$1,442,386	$1,391,301	$1,321,124	$1,321,124	$1,623,748

Net Investment Income
As reported	$14,807	$13,238	$12,142	$11,712	$12,542	$24,254	$31,565
Funds held:
Assumed	109	73	846	187	129	316	96
Ceded	(3,962)	(2,140)	(1,394)	(2,125)	(1,134)	(3,259)	(6,184)
Total funds held	(3,853)	(2,067)	(548)	(1,938)	(1,005)	(2,943)	(6,088)

Total adjusted investment income	$18,660	$15,305	$12,690	$13,650	$13,547	$27,197	$37,653

Yield
As reported	3.11%	3.13%	3.15%	3.17%	3.42%	3.31%	3.24%
Investment portfolio	4.10%	3.91%	3.44%	3.85%	4.00%	3.93%	4.02%

Duration (in years)	3.4	3.6	3.6	3.8	3.9	3.9	3.4

PMA Capital Corporation
Debt
(Dollars in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$99,140	2022[1]
Derivative component of 6.50% convertible debt	10,742
4.25% convertible debt	655	2022[2]
8.50% senior notes	57,500	2018
Trust preferred debt [3]	43,816	2033
Total long-term debt	$211,853

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $84.1 million principal amount and $15.891 per share for $15.0 million principal amount.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on trust preferred debt is 7.47% as of June 30, 2005.

PMA Capital Corporation
Balance Sheet Impact of Commutations - Run-off Operations
(Dollars in Thousands)

	2nd Quarter 2005
Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(1,200)	$-	$(1,200)

	Six Months 2005
Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(5,393)	$-	$(5,393)

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$209,952	$(414)	$6,844	$216,382

Net Premiums Written	$187,577	$(414)	$6,433	$193,596

Revenues:
Net premiums earned	$170,241	$(414)	$6,616	$176,443
Net investment income	15,257	528	8,469	24,254
Other revenues	10,871	260	-	11,131
Operating revenues	196,369	374	15,085	211,828

Losses and Expenses:
Losses and loss adjustment expenses	123,549	-	33,700	157,249
Acquisition expenses	34,021	-	2,633	36,654
Operating expenses	24,982	4,253	7,265	36,500
Dividends to policyholders	2,264	-	-	2,264
Total losses and expenses	184,816	4,253	43,598	232,667

Operating income (loss) before income taxes
and interest expense	11,553	(3,879)	(28,513)	(20,839)

Interest expense	-	8,009	-	8,009

Pre-tax operating income (loss)	$11,553	$(11,888)	$(28,513)	(28,848)

Net realized investment gains				2,718

Pre-tax loss				$(26,130)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$240,886	$(375)	$(58,202)	$182,309

Net Premiums Written	$217,248	$(375)	$(55,502)	$161,371

Revenues:
Net premiums earned	$249,938	$(375)	$75,054	$324,617
Net investment income	16,392	617	14,556	31,565
Other revenues	12,401	294	-	12,695
Operating revenues	278,731	536	89,610	368,877

Losses and Expenses:
Losses and loss adjustment expenses	186,903	-	42,758	229,661
Acquisition expenses	45,652	-	26,551	72,203
Operating expenses	34,433	5,455	10,731	50,619
Dividends to policyholders	2,375	-	-	2,375
Total losses and expenses	269,363	5,455	80,040	354,858

Operating income (loss) before income taxes
and interest expense	9,368	(4,919)	9,570	14,019

Interest expense	-	5,899	-	5,899

Pre-tax operating income (loss)	$9,368	$(10,818)	$9,570	8,120

Net realized investment gains				10,848

Pre-tax income				$18,968

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$93,680	$(220)	$1,609	$95,069

Net Premiums Written	$82,103	$(220)	$1,504	$83,387

Revenues:
Net premiums earned	$85,541	$(220)	$3,399	$88,720
Net investment income	7,716	257	4,569	12,542
Other revenues	4,906	33	-	4,939
Operating revenues	98,163	70	7,968	106,201

Losses and Expenses:
Losses and loss adjustment expenses	61,331	-	1,930	63,261
Acquisition expenses	17,254	-	729	17,983
Operating expenses	12,875	1,751	4,176	18,802
Dividends to policyholders	1,762	-	-	1,762
Total losses and expenses	93,222	1,751	6,835	101,808

Operating income (loss) before income taxes
and interest expense	4,941	(1,681)	1,133	4,393

Interest expense	-	4,040	-	4,040

Pre-tax operating income (loss)	$4,941	$(5,721)	$1,133	353

Net realized investment losses				(265)

Pre-tax income				$88

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$94,400	$(225)	$(69,726)	$24,449

Net Premiums Written	$81,962	$(225)	$(78,864)	$2,873

Revenues:
Net premiums earned	$118,288	$(225)	$285	$118,348
Net investment income	8,364	273	6,170	14,807
Other revenues	5,581	291	-	5,872
Operating revenues	132,233	339	6,455	139,027

Losses and Expenses:
Losses and loss adjustment expenses	88,072	-	(601)	87,471
Acquisition expenses	22,620	-	2,348	24,968
Operating expenses	17,786	2,885	4,084	24,755
Dividends to policyholders	946	-	-	946
Total losses and expenses	129,424	2,885	5,831	138,140

Operating income (loss) before income taxes
and interest expense	2,809	(2,546)	624	887

Interest expense	-	2,960	-	2,960

Pre-tax operating income (loss)	$2,809	$(5,506)	$624	(2,073)

Net realized investment gains				2,248

Pre-tax income				$175

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2004	2004	2004	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$94,400	$109,788	$72,380	$116,272	$93,680	$209,952	$240,886	-0.8%	-12.8%

Net Premiums Written	$81,962	$97,637	$62,910	$105,474	$82,103	$187,577	$217,248	0.2%	-13.7%

Revenues:
Net premiums earned	$118,288	$103,032	$89,373	$84,700	$85,541	$170,241	$249,938	-27.7%	-31.9%
Net investment income	8,364	8,083	6,509	7,541	7,716	15,257	16,392	-7.7%	-6.9%
Other revenues	5,581	5,856	5,511	5,965	4,906	10,871	12,401	-12.1%	-12.3%
Total revenues	132,233	116,971	101,393	98,206	98,163	196,369	278,731	-25.8%	-29.5%

Losses and Expenses:
Losses and loss adjustment expenses	88,072	77,994	66,284	62,218	61,331	123,549	186,903	-30.4%	-33.9%
Acquisition expenses	22,620	21,876	18,550	16,767	17,254	34,021	45,652	-23.7%	-25.5%
Operating expenses	17,786	12,759	14,479	12,107	12,875	24,982	34,433	-27.6%	-27.4%
Dividends to policyholders	946	805	1,819	502	1,762	2,264	2,375	86.3%	-4.7%
Total losses and expenses	129,424	113,434	101,132	91,594	93,222	184,816	269,363	-28.0%	-31.4%

Pre-tax operating income	$2,809	$3,537	$261	$6,612	$4,941	$11,553	$9,368	75.9%	23.3%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	2nd Quarter 2004	3rd Quarter 2004	4th Quarter 2004	1st Quarter 2005	2nd Quarter 2005	Six Months 2005	Six Months 2004	Point Chg. 2nd Quarter Better (Worse)	Point Chg. Six Months Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	74.5%	75.7%	74.2%	73.5%	71.7%	72.6%	74.8%	2.8	2.2

Expense ratio:
Acquisition expenses	19.1%	21.2%	20.8%	19.8%	20.2%	20.0%	18.3%	(1.1)	(1.7)
Operating expenses [1]	11.2%	7.8%	11.5%	9.5%	10.3%	9.9%	10.1%	0.9	0.2
Total expense ratio	30.3%	29.0%	32.3%	29.3%	30.5%	29.9%	28.4%	(0.2)	(1.5)

Policyholders' dividend ratio	0.8%	0.8%	2.0%	0.6%	2.1%	1.3%	1.0%	(1.3)	(0.3)
Combined ratio	105.6%	105.5%	108.5%	103.4%	104.3%	103.8%	104.2%	1.3	0.4

Net investment income ratio	-7.1%	-7.8%	-7.3%	-8.9%	-9.0%	-9.0%	-6.6%	1.9	2.4
Operating ratio	98.5%	97.7%	101.2%	94.5%	95.3%	94.8%	97.6%	3.2	2.8

[1] The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $13.2 million, $8.1 million, $10.3 million, $8.0 million and $8.9 million for the second, third and fourth quarters of 2004 and the first and second quarters of 2005, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2004	2004	2004	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$(69,726)	$(9,589)	$(2,176)	$5,235	$1,609	$6,844	$(58,202)	NM	NM

Net Premiums Written	$(78,864)	$(13,884)	$(5,974)	$4,929	$1,504	$6,433	$(55,502)	NM	NM

Revenues:
Net premiums earned	$285	$1,364	$649	$3,217	$3,399	$6,616	$75,054	NM	-91.2%
Net investment income	6,170	4,884	5,215	3,900	4,569	8,469	14,556	-25.9%	-41.8%
Total revenues	6,455	6,248	5,864	7,117	7,968	15,085	89,610	23.4%	-83.2%

Losses and Expenses:
Losses and loss adjustment expenses	(601)	2,712	3,905	31,770	1,930	33,700	42,758	NM	-21.2%
Acquisition expenses	2,348	2,211	385	1,904	729	2,633	26,551	-69.0%	-90.1%
Operating expenses	4,084	3,440	3,520	3,089	4,176	7,265	10,731	2.3%	-32.3%
Total losses and expenses	5,831	8,363	7,810	36,763	6,835	43,598	80,040	17.2%	-45.5%

Pre-tax operating income (loss)	$624	$(2,115)	$(1,946)	$(29,646)	$1,133	$(28,513)	$9,570	81.6%	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2004	2004	2004	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$(225)	$(186)	$(264)	$(194)	$(220)	$(414)	$(375)	2.2%	-10.4%

Net Premiums Written	$(225)	$(186)	$(264)	$(194)	$(220)	$(414)	$(375)	2.2%	-10.4%

Revenues:
Net premiums earned	$(225)	$(186)	$(264)	$(194)	$(220)	$(414)	$(375)	2.2%	-10.4%
Net investment income	273	271	418	271	257	528	617	-5.9%	-14.4%
Other revenues	291	25	6,614	227	33	260	294	-88.7%	-11.6%
Total revenues	339	110	6,768	304	70	374	536	-79.4%	-30.2%

Losses and Expenses:
Operating expenses	2,885	2,119	2,736	2,502	1,751	4,253	5,455	-39.3%	-22.0%
Total losses and expenses	2,885	2,119	2,736	2,502	1,751	4,253	5,455	-39.3%	-22.0%

Operating income (loss) before income taxes,
interest expense, and loss on debt exchange	(2,546)	(2,009)	4,032	(2,198)	(1,681)	(3,879)	(4,919)	34.0%	21.1%

Interest expense	2,960	2,973	3,482	3,969	4,040	8,009	5,899	36.5%	35.8%

Loss on debt exchange	-	-	5,973	-	-	-	-	NM	NM

Pre-tax operating loss	$(5,506)	$(4,982)	$(5,423)	$(6,167)	$(5,721)	$(11,888)	$(10,818)	-3.9%	-9.9%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2004	2005	2005	2005	2004

Receipts:
Premiums and other revenues collected	$103,266	$91,121	$101,641	$95,437	$109,944	$205,381	$289,827
Investment income received	26,520	20,627	18,986	14,814	14,656	29,470	48,661
Total receipts	129,786	111,748	120,627	110,251	124,600	234,851	338,488

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	37,839	43,406	34,520	3,812	14,240	18,052	44,330
Losses and LAE paid - prior years	272,164	178,193	87,203	112,312	134,182	246,494	489,910
Total losses and LAE paid	310,003	221,599	121,723	116,124	148,422	264,546	534,240
Insurance operating expenses paid	54,695	43,228	27,716	37,394	40,823	78,217	128,540
Policyholders' dividends paid	873	2,145	765	2,115	1,284	3,399	2,446
Interest on corporate debt	1,856	3,694	2,371	4,387	1,987	6,374	5,542
Total disbursements	367,427	270,666	152,575	160,020	192,516	352,536	670,768

Net other	(22,894)	6,997	(56,713)	7,258	1,046	8,304	(30,405)

Net operating cash flows	$(260,535)	$(151,921)	$(88,661)	$(42,511)	$(66,870)	$(109,381)	$(362,685)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2004	2005	2005	2005	2004

Receipts:
Premiums and other revenues collected	$123,944	$97,543	$111,150	$91,910	$101,408	$193,318	$252,160
Investment income received	9,869	9,574	9,851	9,404	9,682	19,086	20,115
Total receipts	133,813	107,117	121,001	101,314	111,090	212,404	272,275

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	19,158	29,827	31,304	3,810	14,233	18,043	25,315
Losses and LAE paid - prior years	63,116	57,160	31,086	72,999	69,276	142,275	138,563
Losses and LAE	82,274	86,987	62,390	76,809	83,509	160,318	163,878
Insurance operating expenses paid	38,931	34,600	29,531	33,000	38,226	71,226	91,576
Policyholders' dividends paid	873	2,145	765	2,115	1,284	3,399	2,446
Total disbursements	122,078	123,732	92,686	111,924	123,019	234,943	257,900

Net other	(8,535)	8,102	(21,974)	13,760	2,002	15,762	(16,841)

Net operating cash flows	$3,200	$(8,513)	$6,341	$3,150	$(9,927)	$(6,777)	$(2,466)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2004	2005	2005	2005	2004

Receipts:
Premiums collected	$(20,678)	$(6,422)	$(9,509)	$3,527	$8,536	$12,063	$37,667
Investment income received	16,651	11,053	9,135	5,410	4,974	10,384	28,546
Total receipts	(4,027)	4,631	(374)	8,937	13,510	22,447	66,213

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	18,681	13,579	3,216	2	7	9	19,015
Losses and LAE paid - prior years	209,048	121,033	56,117	39,313	64,906	104,219	351,347
Total losses and LAE paid	227,729	134,612	59,333	39,315	64,913	104,228	370,362
Insurance operating expenses paid	15,764	8,628	(1,815)	4,394	2,597	6,991	36,964
Total disbursements	243,493	143,240	57,518	43,709	67,510	111,219	407,326

Net other	(13,311)	282	(34,482)	(74)	(4,890)	(4,964)	(11,451)

Net operating cash flows	$(260,831)	$(138,327)	$(92,374)	$(34,846)	$(58,890)	$(93,736)	$(352,564)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2005	2005[1]

PMA Pool [2]	$305,074	$294,587	$300,034	$298,686	$299,219	[4]
PMA Capital Insurance Company [3]	236,247	236,443	224,511	218,322	215,348	[4]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2004	2005	2005[1]	2005[1]	2004

Net Premiums Written:
Workers Compensation & Integrated
Disability	$56,764	$88,814	$54,556	$94,737	$70,944	$165,681	$162,954
Other Commercial Lines	8,275	8,962	3,700	10,787	10,998	21,785	20,190
Total - PMA Pool	$65,039	$97,776	$58,256	$105,524	$81,942	$187,466	$183,144

Statutory Ratios:
Loss and LAE ratio	75.2%	75.9%	75.2%	73.3%	73.0%	73.2%	75.0%
Underwriting expense ratio	39.0%	29.5%	37.5%	25.2%	30.2%	27.4%	31.4%
Policyholders' dividend ratio	0.7%	0.4%	0.4%	0.9%	0.8%	0.9%	1.0%
Combined ratio	114.9%	105.8%	113.1%	99.4%	104.0%	101.5%	107.4%
Operating ratio	107.4%	98.9%	104.2%	91.2%	95.2%	93.0%	100.3%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus of $129.9 million and $21.8 million for the PMA Pool and PMA Capital Insurance Company, respectively.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:		Inquiries:
American Stock Transfer & Trust Company		William E. Hitselberger
Shareholder Relations		Chief Financial Officer
59 Maiden Lane – Plaza Level		215.665.5070
New York, NY 10038		e-mail: bhitselberger@pmacapital.com
www.amstock.com

Phone Inquiries:		Investor Relations
800.937.5449		215.665.5046
investorrelations@pmacapital.com
Email Inquiries:
info@amstock.com	Company Website:
www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 7/29/2005):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.